Putnam VT Utilities Growth and Income Fund Prospectuses dated April 30, 2008

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Dear Shareholder:

Putnam Investment Management, LLC (“Putnam Management”), the fund’s investment manager, has recommended, and your fund’s board of trustees has approved, the following changes that will be implemented effective January 2, 2009:

1. The name of the fund will be changed to “Putnam VT Global Utilities Fund” to reflect the change in investment strategies described below.

2. The fund’s main investment strategies will be changed to focus on investment opportunities worldwide. While the fund has invested in foreign securities to a limited extent in the past, such investments will likely become a larger portion of the fund’s portfolio as a result of this change.

3. The fund’s main investment strategies will be changed to eliminate fixed income investments as an element of the fund’s main investment strategies. The fund has made only minimal use of the flexibility to invest in bonds in recent years. The fund’s goal will remain to seek “capital growth and current income,” reflecting the traditional dividend-paying characteristics of companies in the utilities industries.

4. The fund’s main investment strategies will be changed to reflect that the fund’s investments in the utilities industries will no longer include investments in telecommunication service companies. The fund’s investments in the utilities industries will be focused on electric, gas or water utilities and companies that operate as independent producers and/or distributors of power.

5. The fund’s investment strategies will be changed to permit the fund’s managers to engage in “short sales,” i.e., sales of securities that the fund does not own at the time of sale, in an effort to profit from anticipated declines in the prices of such securities. Putnam Management has recommended these changes because it believes that shareholders will benefit from permitting the fund’s managers to pursue investment opportunities on a worldwide basis instead of focusing largely on U.S. markets. It also believes that shareholders will benefit from the additional clarity of the fund’s investment mandate, increased diversification and the expanded range of investment tools permitted by these investment strategies. It is expected that the fund’s foreign investments will be in developed foreign markets, although the fund may also invest in emerging markets.

Implementing these changes in the fund’s portfolio will result in certain brokerage commission and other transaction costs, which are expected to be incurred largely in the first quarter of 2009.

Accordingly, the fund’s prospectus is revised as indicated below to reflect these changes, which will be implemented effective January 2, 2009. Please call 1-800-225-1581 if you have any questions about these matters. Thank you for investing in the Putnam Funds.

Sincerely,

John A. Hill
Chairman of the Trustees

Fund summary

MAIN INVESTMENT STRATEGIES — UTILITIES COMPANIES

This section is revised to read as follows:

We invest mainly in stocks of companies worldwide in the utilities industries that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. Under normal circumstances, we invest at least 80% of the fund’s net assets in equity investments of companies worldwide in the utilities industries. We consider a company to be in the utilities industries if, at the time of investment, we determine that at least 50% of the company’s assets, revenues or profits are derived from these industries. We invest mainly in midsized and large companies, although we can invest in companies of any size.

Industry focus. We invest mainly in companies that we consider to be principally engaged in the utilities industries, such as electric, gas or water utilities and companies that operate as independent producers and/or distributors of power. Events that affect the utilities industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. Examples of such events include increases in fuel and other operating costs, and technological advances that make existing plants, equipment or products obsolete. In addition, changes in regulatory policies concerning the environment, energy conservation, nuclear power and utility pricing, as well as deregulation of certain utility services, may be more likely to adversely affect the fund.

MAIN RISKS

This section is revised to delete the fourth and fifth bullet points relating to fixed income investments.

This section is also revised to add a fourth bullet point as follows:

>> The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. These risks are increased for investments in emerging markets.

What are the fund’s main investment strategies and related risks?

The sentence in this section relating to how Putnam Management pursues the fund’s goal is revised to read as follows:

We pursue the fund’s goal by investing mainly in stocks of companies worldwide in the utilities industries.

This section is also revised to add the following bullet point entitled “Foreign investments”:

>> Foreign investments. Foreign investments involve certain special risks, including:

» Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

» Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

» Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

» Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

» Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund’s foreign investments.

» Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

This section is revised to delete the bullet points entitled “Interest rate risk” and “Credit risk."

This section is also revised to add the following bullet point entitled “Short sales”:

>> Short sales. We may engage in short sales, which are transactions in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security, and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security. The fund’s investment strategy of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the fund’s share price and make the fund’s returns more volatile. This is because leverage tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio securities. The use of leverage may also cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

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